                                 NOVASTAR 2002-1

                         Preliminary Securitization Pool





                                   DISCLAIMER
                                   ----------

     Wachovia Securities (WS) has provided this data as an accommodation. By accepting this data, the recipient agrees that WS does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither WS, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by WS.

     This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. WS or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. WS is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                                    WACHOVIA
                                   SECURITIES

     Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.


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                                   Aggregate

SUMMARY STATISTICS
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                     $260,527,853.89
          Number of Mortgage Loans                                                                    1,811
          Minimum                                                                                $39,547.06
          Maximum                                                                               $539,720.05
          Average                                                                               $143,858.56
      ORIGINAL LTV RATIO
          Minimum                                                                                   13.333%
          Maximum                                                                                  100.000%
          Weighted Average                                                                          81.111%
      CURRENT INTEREST RATE
          Minimum                                                                                    5.990%
          Maximum                                                                                   12.250%
          Weighted Average                                                                           8.758%
      FICO SCORE
          Minimum                                                                                       482
          Maximum                                                                                       811
          Weighted Average                                                                              629
      REMAINING TERM
          Minimum                                                                                118 Months
          Maximum                                                                                360 Months
          Weighted Average                                                                       326 Months
      PRODUCT TYPE
          Fully Amortizing Fixed Rate Mortgage Loans                                                 16.63%
          Fully Amortizing Adjustable Rate Mortgage Loans                                            68.42%
          Fixed Rate Balloon Mortgage Loans                                                          14.95%
      LIEN POSITION
          First Lien                                                                                100.00%
      PROPERTY TYPE
          Single Family Residence                                                                    77.54%
          PUD                                                                                        12.30%
          Multi-Unit                                                                                  4.73%
          Condo                                                                                       5.43%
      OCCUPANCY STATUS
          Primary                                                                                    94.14%
          Investment (Non-Owner Occupied)                                                             4.65%
          Secondary                                                                                   0.87%
          Investment (Owner Occupied)                                                                 0.34%
      GEOGRAPHIC CONCENTRATION (>5.00%)
          California                                                                                 22.65%
          Florida                                                                                    10.82%
          Michigan                                                                                    6.01%
          Number of States*                                                                              46
          Largest Zip Code Concentration (CO/80013)                                                   0.55%
      % OF LOANS WITH PREPAYMENT PENALTIES                                                           85.73%
      *Includes the District of Columbia
-----------------------------------------------------------------------------------------------------------------


                                   Aggregate

ARM LOAN CHARACTERISTICS (AS A % OF THE ARM LOAN PRINCIPAL BALANCE)
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                     $178,261,315.52
      PRODUCT TYPE
          2/28 Mortgage Loan                                                                         90.11%
          3/27 Mortgage Loan                                                                          9.73%
          5/25 Mortgage Loan                                                                          0.17%
      INDEX TYPE
          6-Month LIBOR                                                                              99.83%
          1-Year CMT                                                                                  0.17%
      GROSS MARGIN
          Minimum                                                                                    3.625%
          Maximum                                                                                    8.000%
          Weighted Average                                                                           5.786%
      MINIMUM INTEREST RATE
          Minimum                                                                                    5.990%
          Maximum                                                                                   11.125%
          Weighted Average                                                                           8.748%
      MAXIMUM INTEREST RATE
          Minimum                                                                                   12.250%
          Maximum                                                                                   18.125%
          Weighted Average                                                                          15.746%
      INITIAL INTEREST RATE CAP
          Minimum                                                                                    3.000%
          Maximum                                                                                    3.000%
          Weighted Average                                                                           3.000%
      PERIODIC INTEREST RATE CAP
          Minimum                                                                                    1.000%
          Maximum                                                                                    3.000%
          Weighted Average                                                                           1.003%
      MONTHS TO ROLL
          Minimum                                                                                        20
          Maximum                                                                                        60
          Weighted Average                                                                               24
-----------------------------------------------------------------------------------------------------------------

                                 Group I- Conf

SUMMARY STATISTICS
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                     $180,459,838.46
          Number of Mortgage Loans                                                                    1,393
          Minimum                                                                                $39,547.06
          Maximum                                                                               $360,844.51
          Average                                                                               $129,547.62
      ORIGINAL LTV RATIO
          Minimum                                                                                   13.333%
          Maximum                                                                                  100.000%
          Weighted Average                                                                          80.891%
      CURRENT INTEREST RATE
          Minimum                                                                                    5.990%
          Maximum                                                                                   11.375%
          Weighted Average                                                                           8.762%
      FICO SCORE
          Minimum                                                                                       482
          Maximum                                                                                       804
          Weighted Average                                                                              629
      REMAINING TERM
          Minimum                                                                               118  Months
          Maximum                                                                                360 Months
          Weighted Average                                                                       326 Months
      PRODUCT TYPE
          Fully Amortizing Fixed Rate Mortgage Loans                                                 17.74%
          Fully Amortizing Adjustable Rate Mortgage Loans                                            68.19%
          Fixed Rate Balloon Mortgage Loans                                                          14.07%
      LIEN POSITION
          First Lien                                                                                100.00%
      PROPERTY TYPE
          Single Family Residence                                                                    77.27%
          PUD                                                                                        11.23%
          Multi-Unit                                                                                  6.07%
          Condo                                                                                       5.42%
      OCCUPANCY STATUS
          Primary                                                                                    92.45%
          Investment (Non-Owner Occupied)                                                             6.08%
          Secondary                                                                                   1.01%
          Investment (Owner Occupied)                                                                 0.45%
      GEOGRAPHIC CONCENTRATION (>5.00%)
          California                                                                                 19.43%
          Florida                                                                                    12.83%
          Michigan                                                                                    6.42%
          Number of States*                                                                              45
          Largest Zip Code Concentration (CO/80013)                                                   0.80%
      % OF LOANS WITH PREPAYMENT PENALTIES                                                           88.00%
      *Includes the District of Columbia
-----------------------------------------------------------------------------------------------------------------

                                 Group I- Conf

ARM LOAN CHARACTERISTICS (AS A % OF THE ARM LOAN PRINCIPAL BALANCE)
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                     $123,051,199.03
      PRODUCT TYPE
          2/28 Mortgage Loan                                                                         88.47%
          3/27 Mortgage Loan                                                                         11.29%
          5/25 Mortgage Loan                                                                          0.24%
      INDEX TYPE
          6-Month LIBOR                                                                              99.76%
          1-Year CMT                                                                                  0.24%
      GROSS MARGIN
          Minimum                                                                                    3.625%
          Maximum                                                                                    8.000%
          Weighted Average                                                                           5.768%
      MINIMUM INTEREST RATE
          Minimum                                                                                    5.990%
          Maximum                                                                                   10.990%
          Weighted Average                                                                           8.744%
      MAXIMUM INTEREST RATE
          Minimum                                                                                   12.250%
          Maximum                                                                                   17.990%
          Weighted Average                                                                          15.741%
      INITIAL INTEREST RATE CAP
          Minimum                                                                                    3.000%
          Maximum                                                                                    3.000%
          Weighted Average                                                                           3.000%
      PERIODIC INTEREST RATE CAP
          Minimum                                                                                    1.000%
          Maximum                                                                                    3.000%
          Weighted Average                                                                           1.005%
      MONTHS TO ROLL
          Minimum                                                                                        21
          Maximum                                                                                        60
          Weighted Average                                                                               25
-----------------------------------------------------------------------------------------------------------------

                               Group II- NonConf

SUMMARY STATISTICS
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                      $80,068,015.43
          Number of Mortgage Loans                                                                      418
          Minimum                                                                                $39,893.10
          Maximum                                                                               $539,720.05
          Average                                                                               $191,550.28
      ORIGINAL LTV RAIO
          Minimum                                                                                   24.762%
          Maximum                                                                                   97.000%
          Weighted Average                                                                          81.598%
      CURRENT INTEREST RATE
          Minimum                                                                                    6.500%
          Maximum                                                                                   12.250%
          Weighted Average                                                                           8.748%
      FICO SCORE
          Minimum                                                                                       519
          Maximum                                                                                       811
          Weighted Average                                                                              630
      REMAINING TERM
          Minimum                                                                                120 Months
          Maximum                                                                                360 Months
          Weighted Average                                                                       324 Months
      PRODUCT TYPE*
          Fully Amortizing Fixed Rate Mortgage Loans                                                 14.11%
          Fully Amortizing Adjustable Rate Mortgage Loans                                            68.95%
          Fixed Rate Balloon Mortgage Loans                                                          16.93%
      LIEN POSITION
          First Lien                                                                                   100%
      PROPERTY TYPE
          Single Family Residence                                                                     5.46%
          PUD                                                                                        14.70%
          Condo                                                                                       1.70%
          Multi-Unit                                                                                 78.14%
      OCCUPANCY STATUS
          Primary                                                                                    97.93%
          Investment (Non-Owner Occupied)                                                             1.42%
          Secondary                                                                                   0.56%
          Investment (Owner Occupied)                                                                 0.09%
      GEOGRAPHIC CONCENTRATION (>5.00%)
          California                                                                                 29.91%
          Florida                                                                                     6.30%
          Michigan                                                                                    5.09%
          Number of States**                                                                             40
          Largest Zip Code Concentration (WA/98075)                                                   1.04%
      % OF LOANS WITH PREPAYMENT PENALTIES                                                           80.62%
      * Sum of Property Types does not equal 100.00% due to rounding.
      **Includes the District of Columbia
-----------------------------------------------------------------------------------------------------------------

                               Group II- NonConf

ARM LOAN CHARACTERISTICS (AS A % OF THE ARM LOAN PRINCIPAL BALANCE)
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                      $55,210,116.49
      PRODUCT TYPE
          2/28 Mortgage Loan                                                                         93.75%
          3/27 Mortgage Loan                                                                          6.25%
      INDEX TYPE
          6-Month LIBOR                                                                             100.00%
      GROSS MARGIN
          Minimum                                                                                    4.250%
          Maximum                                                                                    7.250%
          Weighted Average                                                                           5.825%
      MINIMUM INTEREST RATE
          Minimum                                                                                    6.875%
          Maximum                                                                                   11.125%
          Weighted Average                                                                           8.756%
      MAXIMUM INTEREST RATE
          Minimum                                                                                   13.875%
          Maximum                                                                                   18.125%
          Weighted Average                                                                          15.757%
      INITIAL INTEREST RATE CAP
          Minimum                                                                                    3.000%
          Maximum                                                                                    3.000%
          Weighted Average                                                                           3.000%
      PERIODIC INTEREST RATE CAP
          Minimum                                                                                    1.000%
          Maximum                                                                                    1.000%
          Weighted Average                                                                           1.000%
      MONTHS TO ROLL
          Minimum                                                                                        21
          Maximum                                                                                        36
          Weighted Average                                                                               24
-----------------------------------------------------------------------------------------------------------------